EXHIBIT 23.2
                                                                    ------------


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 No. 333-86689 of Salon Media Group, Inc. of our report dated June 27, 2003, relating to the financial statements of Salon Media Group, Inc. which appears in this Annual Report on Form 10-K.



/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
San Jose, California
June 27, 2003